UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934


        Date of Report (Date of earliest event reported): April 23, 2003



                             CANNONDALE CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                     0-24884                  06-0871823
      (State or other              (Commission File          (I.R.S. Employee
jurisdiction of incorporation)         Number)            Identification Number)




                 16 Trowbridge Drive, Bethel, Connecticut 06801
               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code: 203-749-7000


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Item 5.  Other Events and Required FD Disclosure.

Cannondale Corporation ("the "Company") filed its monthly operating report for the month ending February 22, 2003 (the "Operating Report") with the United States Bankruptcy Court for the District of Connecticut (Bridgeport Division) on April 24 2003, a copy of which is attached hereto as Exhibit 99.1, in connection with its voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code filed on January 29, 2003.

The Company cautions readers not to place undue reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for periods that may be shorter or otherwise different from those required to be contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report, and the Company undertakes no obligation to update or revised the Operating Report.

The Operating Report, as well as other statements made by the Company may contain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company's current views with respect to current events and financial performance. Actual results may differ materially from those anticipated as a result of various risks and uncertainties, including, but not limited to, the following: the ability of the Company to maintain sufficient debtor-in-possession financing to fund its operations and the expenses of the Chapter 11 process; the ability of the Company to close a definitive agreement with Pegasus Partners II, L.P.; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate a plan of reorganization with respect to the Chapter 11 proceeding; the ability of the Company to obtain and maintain normal terms with its vendors and dealers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations; the ability of the Company to attract and retain customers; as well as those risks and uncertainties discussed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.


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


The Company believes that there will be insufficient funds from the proceeds of the asset sales to the affiliates of Pegasus Partners II, L.P. to fully satisfy the claims of its creditors. Accordingly, the Company also believes that its equity has no value and that its existing stockholders will not receive any distributions on account of their shares of common stock in connection with the resolution of the bankruptcy case.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      99.1     Monthly Operating Report for the month ending February 22, 2003.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CANNONDALE CORPORATION



Date: April 25, 2003           By:   /s/ John Moriarty
                                   ---------------------
                                   John Moriarty
                                   Assistant Treasurer


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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1            Monthly Operating Report for the month ending February 22, 2003.


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